                                                                  EXECUTION COPY

                                                                   Exhibit 10.40

                    FIRST AMENDMENT dated as of October 12, 2005 (this
               "Amendment"), to the FIVE YEAR CREDIT AGREEMENT dated as of December 15, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WATERS CORPORATION, a Delaware corporation (the "Company"); WATERS TECHNOLOGIES IRELAND LTD. and WATERS CHROMATOGRAPHY IRELAND LTD., both companies organized under the laws of Ireland (the "European Borrowers"; the Company and the European Borrowers being collectively called the "Borrowers"); the Lenders (as defined therein); JPMORGAN CHASE BANK, N.A., as administrative agent (the "Administrative Agent"); and J.P. MORGAN EUROPE LIMITED, as London Agent.

          A. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          B. The Company has requested that the Lenders amend the Credit Agreement as set forth herein.

          C. The Required Lenders are willing to effect such amendment on the terms and subject to the conditions of this Amendment.

          D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date:

          (a) Section 6.07 of the Credit Agreement is amended by deleting such Section and replacing it with the following:

               "SECTION 6.07. Leverage Ratio. Permit the Leverage Ratio at any time to exceed 3.25:1.00."

          (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is amended by (i) deleting the table in paragraph (b) of such definition and replacing it with the following table:

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                                                                               2


                                       FACILITY
                                      FEE (BASIS    LIBOR SPREAD     ABR SPREAD
                    LEVERAGE          POINTS PER   (BASIS POINTS   (BASIS POINTS
 CATEGORY             RATIO             ANNUM)       PER ANNUM)      PER ANNUM)
----------   ----------------------   ----------   -------------   -------------
Category 1   < 1.00                       8.0           29.5            0.0
Category 2   > or = 1.00 and < 1.50      10.0           40.0            0.0
Category 3   > or = 1.50 and < 2.00      12.5           50.0            0.0
Category 4   > or = 2.00 and < 2.50      15.0           60.0            0.0
Category 5   > or = 2.50 and < 3.00      17.5           80.0            0.0
Category 6   > or = 3.00                 20.0           92.5            0.0

and (ii) replacing the words "Category 5" with the words "Category 6" in the last sentence of paragraph (b) of such definition.

          (c) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended by deleting such definition and replacing it with the following:

          "Consolidated EBITDA" means, for any period, the consolidated net income (loss) of the Company and the Subsidiaries for such period plus, to the extent deducted in computing such consolidated net income for such period, the sum (without duplication) of (a) Consolidated Interest Expense,
     (b) consolidated income tax expense, (c) depreciation and amortization expense, (d) stock-based employee compensation expense related to any grant of stock options or restricted stock to the extent deducted from such consolidated net income for such period pursuant to Statement of Financial Accounting Standards 123 (revised 2004) and (e) extraordinary or non-recurring non-cash expenses or losses, minus, to the extent added in computing such consolidated net income for such period, extraordinary gains, all determined on a consolidated basis.

          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date (as defined in Section 3):

          (a) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

          (b) No Default or Event of Default has occurred and is continuing.

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                                                                               3


          SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which the following conditions have been satisfied:

          (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of
(i) the Administrative Agent, (ii) the Company and (iii) the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of the chief financial officer of the Company to the effect that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

          SECTION 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any other Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 5. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

          SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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                                                                               4


          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        WATERS CORPORATION,


                                        by /s/ John Ornell
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A.,
                                        Individually and as Administrative
                                        Agent,


                                        by /s/ D. Scott Farquhar
                                           -------------------------------------
                                        Name: D. Scott Farquhar
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          FIRST AMENDMENT TO THE
                                             WATERS CORPORATION CREDIT AGREEMENT
                                                   DATED AS OF DECEMBER 15, 2004

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

ABN AMRO BANK N.V.

-------------------------------------


by /s/ Eric Oppenheimer
   ----------------------------------
Name: Eric Oppenheimer
Title: Director


by /s/ Kevin Legallo
   ----------------------------------
Name: Kevin Legallo
Title: Assistant Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Bank of America, N.A.

-------------------------------------


by  /s/ Peter D. Griffith
    ---------------------------------
Name: Peter D. Griffith
Title: Senior Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Citizens Bank of Massachusetts

-------------------------------------


by  /s/ Paul R. Elwood
    ---------------------------------
Name: Paul R. Elwood
Title: Assistant Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Barclays Bank PLC

-------------------------------------


by  /s/ David Barton
    ---------------------------------
Name: David Barton
Title: Associate Director

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                                                                               5


To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

The Bank of New York

-------------------------------------


by /s/ Thomas J. McCormack
   ----------------------------------
Name: Thomas J. McCormack
Title: VP

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Deutsche Bank AG New York Branch

-------------------------------------


by /s/ Frederick W. Laird
   ----------------------------------
Name: Frederick W. Laird
Title: Managing Director


by /s/ Ming K. Chu
   ----------------------------------
Name: Ming K. Chu
Title: Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

The Governor and Company of
the Bank of Ireland

-------------------------------------


by /s/ Fergus McDonald
   ----------------------------------
Name: Fergus McDonald
Title: Director

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Bank of Tokyo-Mitsubishi
Trust Company

-------------------------------------


by /s/ A. Bernstein
   ----------------------------------
Name: A. Bernstein
Title: Assistant Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

HSBC Bank USA, N.A.

-------------------------------------


by /s/ Kenneth V. McGraime
   ----------------------------------
Name: Kenneth V. McGraime
Title: Senior Vice President,
       Commercial Executive

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

-------------------------------------


by /s/ J. T. Taylor
   ----------------------------------
Name: J. T. Taylor
Title: Senior Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Allied Irish Banks, plc.

-------------------------------------


by /s/ Michael Doyle
   ----------------------------------
Name: Michael Doyle
Title: Senior Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

Mizuho Corporate Bank (USA)

-------------------------------------


by /s/ Raymond Ventura
   ----------------------------------
Name: Raymond Ventura
Title: Senior Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

SunTrust Bank

-------------------------------------


by /s/ W. Brooks Hubbard
   ----------------------------------
Name: W. Brooks Hubbard
Title: Director

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

KBC Bank N.V.

-------------------------------------


by /s/ Robert M. Surdam, Jr.
   ----------------------------------
Name: Robert M. Surdam, Jr.
Title: Vice President


by /s/ Robert Snauffer
   ----------------------------------
Name: Robert Snauffer
Title: First Vice President

To approve First Amendment to the
Waters Corporation Credit Agreement
dated as of December 15, 2004:

Name of Institution:

The Norinchukin Bank, New York Branch

-------------------------------------


by /s/ Masanori Shoji
   ----------------------------------
Name: Masanori Shoji
Title: Joint General Manager